UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 06, 2026

Hancock Park Corporate Income, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01185	81-0850535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Adams Street Suite 1850
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 734-2000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 6, 2026, Hancock Park Corporate Income, Inc., a Maryland corporation (the “Company”), held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 980,271 shares of the Company’s common stock, out of a total number of 1,474,525 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The following matters were submitted at the Annual Meeting to the Company’s stockholders for consideration:

1.
The election of one Class I director who will serve for three years, or until his successor is elected and qualified;
2.
The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.
The approval of a plan of sale and dissolution authorizing the sale of all or substantially all of the Company’s assets and its dissolution pursuant thereto (the “Plan of Sale and Dissolution”);
4.
The approval of the withdrawal of the Company’s election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended; and
5.
The approval of any adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Annual Meeting to approve the foregoing proposals.

Ashwin Ranganathan was elected to serve as a Class I Director until the 2029 annual meeting of stockholders, or until his successor is elected and qualified, and the selection of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026 was ratified. In addition, the Plan of Sale and Dissolution was approved, the BDC withdrawal was approved and the adjournment proposal was approved.

The detailed final voting results of the shares voted with regard to each of these matters are as follows:

1.
Election of Class I director:

	For	Against	Abstain	Broker Non-Votes
Ashwin Ranganathan	939,743	5,924	34,604	0

Continuing directors whose terms did not expire at the Annual Meeting were as follows: Elaine Healy is currently serving as a Class III director and her term expires in 2028 and Bilal Rashid is currently serving as a Class II director and his term expires in 2027.

2.
Ratification of the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain
963,037	0	17,234

3.
Approval of Plan of Sale and Dissolution:

For	Against	Abstain	Broker Non-Votes
939,420	6,149	34,702	0

4.
Approval of BDC withdrawal:

For	Against	Abstain	Broker Non-Votes
943,772	7,176	29,323	0

5.
Approval of adjournments, as needed:

For	Against	Abstain	Broker Non-Votes
947,758	12,377	20,136	0

*****

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK PARK CORPORATE INCOME, INC.

Date:	October 6, 2026	By:	/s/ Bilal Rashid
Chief Executive Officer